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Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350

        In connection with the Annual Report of KKR Financial Holdings LLC (the "Company") on Form 10-K for the year ended December 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), William C. Sonneborn, Chief Executive Officer of the Company, and Michael R. McFerran, Chief Financial Officer of the Company, each certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

          (1)   The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)   The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

February 28, 2012

/s/ WILLIAM C. SONNEBORN William C. Sonneborn Chief Executive Officer (Principal Executive Officer)
/s/ MICHAEL R. MCFERRAN Michael R. McFerran Chief Financial Officer (Principal Financial and Accounting Officer)

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  Exhibit 32
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350